                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130536

                            GLOBAL STRUCTURED FINANCE

    BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH CERTIFICATES,
                         SERIES 2006-A GROUP 2: NON 3/1S

                                   17 RECORDS
                               BALANCE: 8,844,162

--------------------------------------------------------------------------------

1. CUT-OFF BALANCE

---------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
CUT-OFF BALANCE                 LOANS      BALANCE     BALANCE       BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

100,001 - 150,000                    1   $  145,000         1.64%  $  145,000    4.750%   4.372%    739     739
150,001 - 200,000                    1      189,769         2.15      190,000    3.625    3.247     623     623
200,001 - 250,000                    1      217,665         2.46      220,000    4.875    4.497     779     779
250,001 - 300,000                    1      274,502         3.10      275,500    5.500    5.122     649     649
350,001 - 400,000                    2      765,093         8.65      384,000    5.628    5.249     697     751
400,001 - 450,000                    2      850,300         9.61      425,150    4.264    3.885     685     730
450,001 - 500,000                    3    1,377,472        15.57      461,500    5.711    5.332     719     734
600,001 - 650,000                    1      637,179         7.20      640,000    5.500    5.122     733     733
650,001 - 700,000                    1      666,716         7.54      671,280    5.375    4.997     761     761
750,001 - 800,000                    2    1,548,953        17.51      777,952    5.432    5.054     686     707
950,001 - 1,000,000                  1      996,544        11.27    1,000,000    5.250    4.872     689     689
1,150,001 - 1,200,000                1    1,174,970        13.29    1,178,774    7.125    6.747     624     624
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUT-OFF BALANCE               SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

100,001 - 150,000               739      70.73%     70.73%     70.73%       360         354      6
150,001 - 200,000               623      69.09      69.09      69.09        360         352      8
200,001 - 250,000               779      78.46      78.46      78.46        360         351      9
250,001 - 300,000               649      95.00      95.00      95.00        360         357      3
350,001 - 400,000               804      80.00      87.42      95.00        360         357      3
400,001 - 450,000               778      53.53      67.25      80.00        360         354      6
450,001 - 500,000               758      70.00      74.27      80.00        360         355      5
600,001 - 650,000               733      71.91      71.91      71.91        360         356      4
650,001 - 700,000               761      80.00      80.00      80.00        360         354      6
750,001 - 800,000               727      54.79      62.18      70.00        360         356      4
950,001 - 1,000,000             689      64.06      64.06      64.06        360         357      3
1,150,001 - 1,200,000           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

Average: $520,244.80
Lowest: $145,000.00
Highest: $1,174,969.68

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

---------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINAL BALANCE               LOANS       BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

100,001 - 150,000                    1   $  145,000         1.64%  $  145,000    4.750%   4.372%    739     739
150,001 - 200,000                    1      189,769         2.15      190,000    3.625    3.247     623     623
200,001 - 250,000                    1      217,665         2.46      220,000    4.875    4.497     779     779
250,001 - 300,000                    1      274,502         3.10      275,500    5.500    5.122     649     649
350,001 - 400,000                    2      765,093         8.65      384,000    5.628    5.249     697     751
400,001 - 450,000                    2      850,300         9.61      425,150    4.264    3.885     685     730
450,001 - 500,000                    3    1,377,472        15.57      461,500    5.711    5.332     719     734
600,001 - 650,000                    1      637,179         7.20      640,000    5.500    5.122     733     733
650,001 - 700,000                    1      666,716         7.54      671,280    5.375    4.997     761     761
750,001 - 800,000                    2    1,548,953        17.51      777,952    5.432    5.054     686     707
950,001 - 1,000,000                  1      996,544        11.27    1,000,000    5.250    4.872     689     689
1,150,001 - 1,200,000                1    1,174,970        13.29    1,178,774    7.125    6.747     624     624
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.      MIN.      W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO     TERM TO   LOAN
ORIGINAL BALANCE              SCORE      LTV       LTV         LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

100,001 - 150,000               739      70.73%     70.73%     70.73%       360         354      6
150,001 - 200,000               623      69.09      69.09      69.09        360         352      8
200,001 - 250,000               779      78.46      78.46      78.46        360         351      9
250,001 - 300,000               649      95.00      95.00      95.00        360         357      3
350,001 - 400,000               804      80.00      87.42      95.00        360         357      3
400,001 - 450,000               778      53.53      67.25      80.00        360         354      6
450,001 - 500,000               758      70.00      74.27      80.00        360         355      5
600,001 - 650,000               733      71.91      71.91      71.91        360         356      4
650,001 - 700,000               761      80.00      80.00      80.00        360         354      6
750,001 - 800,000               727      54.79      62.18      70.00        360         356      4
950,001 - 1,000,000             689      64.06      64.06      64.06        360         357      3
1,150,001 - 1,200,000           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

Average: $522,309.24
Lowest: $145,000.00
Highest: $1,178,774.00

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

3. COUPON

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
COUPON                         LOANS       BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

3.625                                1   $  189,769         2.15%  $  190,000    3.625%   3.247%    623     623
3.875                                1      409,500         4.63      409,500    3.875    3.497     778     778
4.625                                1      440,800         4.98      440,800    4.625    4.247     685     685
4.750                                1      145,000         1.64      145,000    4.750    4.372     739     739
4.875                                1      217,665         2.46      220,000    4.875    4.497     779     779
5.250                                3    2,249,107        25.43      753,333    5.250    4.872     689     710
5.375                                2    1,045,001        11.82      525,640    5.375    4.997     697     738
5.500                                2      911,680        10.31      457,750    5.500    5.122     649     708
5.625                                1      752,648         8.51      755,903    5.625    5.247     686     686
5.875                                2      837,418         9.47      420,000    5.875    5.497     758     779
6.000                                1      470,604         5.32      472,500    6.000    5.622     719     719
7.125                                1    1,174,970        13.29    1,178,774    7.125    6.747     624     624
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
COUPON                        SCORE      LTV       LTV        LTV      MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

3.625                           623      69.09%     69.09%     69.09%       360         352      8
3.875                           778      53.53      53.53      53.53        360         353      7
4.625                           685      80.00      80.00      80.00        360         355      5
4.750                           739      70.73      70.73      70.73        360         354      6
4.875                           779      78.46      78.46      78.46        360         351      9
5.250                           727      54.79      62.60      73.02        360         356      4
5.375                           761      80.00      85.43      95.00        360         355      5
5.500                           733      71.91      78.86      95.00        360         356      4
5.625                           686      70.00      70.00      70.00        360         356      4
5.875                           804      80.00      80.00      80.00        360         357      3
6.000                           719      70.00      70.00      70.00        360         356      4
7.125                           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 5.524
Lowest: 3.625
Highest: 7.125

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

4. CREDIT SCORE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.      W.A.    MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
CREDIT SCORE                    LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

800 - 849                            1   $  386,807         4.37%   $388,000    5.875%   5.497%    804     804
750 - 799                            4    1,744,492        19.72     438,195    5.090    4.711     758     766
700 - 749                            5    2,505,346        28.33     503,500    5.426    5.047     719     728
650 - 699                            4    2,568,277        29.04     644,176    5.271    4.893     685     689
600 - 649                            3    1,639,240        18.53     548,091    6.448    6.069     623     628
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CREDIT SCORE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

800 - 849                       804      80.00%     80.00%     80.00%       360         357      3
750 - 799                       779      53.53      73.59      80.00        360         354      6
700 - 749                       739      54.79      66.24      73.02        360         355      5
650 - 699                       697      64.06      73.09      95.00        360         356      4
600 - 649                       649      69.09      81.25      95.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 709
Lowest: 623
Highest: 804

--------------------------------------------------------------------------------

5. PRODUCT TYPE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PRODUCT TYPE                   LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

6 MO LIBOR ARM                       7   $4,157,291        47.01%   $596,382    5.965%   5.587%    624     701
1/29 12 MO LIBOR                     6    3,501,802        39.59     586,547    5.440    5.061     649     716
6 MO LIBOR - IO                      4    1,185,069        13.40     296,325    4.221    3.842     623     714
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PRODUCT TYPE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

6 MO LIBOR ARM                  804      54.79%     74.65%     95.00%       360         356      4
1/29 12 MO LIBOR                761      64.06      72.91      95.00        360         356      4
6 MO LIBOR - IO                 778      53.53      67.97      80.00        360         354      6
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

6. INDEX

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
INDEX                           LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

6 MO LIBOR                          11   $5,342,360        60.41%   $487,271    5.578%   5.200%    623     704
12 MO LIBOR                          6    3,501,802        39.59     586,547    5.440    5.061     649     716
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
INDEX                         SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

6 MO LIBOR                      804      53.53%     73.16%    95.00%        360         355      5
12 MO LIBOR                     761      64.06      72.91     95.00         360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%    95.00%        360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. LIEN POSITION

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
LIEN POSITION                   LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

1                                   17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
LIEN POSITION                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

1                               804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

8. LOAN PURPOSE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
LOAN PURPOSE                    LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Purchase                            13   $6,741,299        76.22%   $520,689    5.733%   5.355%    623     703
R/T Refi                             3    1,306,557        14.77     436,767    4.608    4.230     685     728
C/O Refi                             1      796,305         9.00     800,000    5.250    4.872     727     727
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
LOAN PURPOSE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Purchase                        804      64.06%     75.96%     95.00%       360         356      4
R/T Refi                        778      53.53      69.27      80.00        360         354      6
C/O Refi                        727      54.79      54.79      54.79        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PROPERTY TYPE                   LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Condominium                          7   $3,679,390        41.60%   $527,793    5.658%   5.280%    623     702
PUD                                  5    3,382,915        38.25     679,181    5.488    5.110     686     720
SFR                                  5    1,781,856        20.15     357,760    5.313    4.934     649     702
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PROPERTY TYPE                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Condominium                     778      53.53%     73.86%     80.00%       360         355      5
PUD                             804      54.79      67.15      80.00        360         357      3
SFR                             779      70.00      82.67      95.00        360         355      5
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

10. STATE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
STATE                           LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

California                           5   $4,176,724        47.23%   $838,935    5.845%   5.467%    624     681
Florida                              3    1,515,606        17.14     507,927    5.569    5.191     697     732
Arizona                              2      837,418         9.47     420,000    5.875    5.497     758     779
Illinois                             1      637,179         7.20     640,000    5.500    5.122     733     733
Utah                                 1      440,800         4.98     440,800    4.625    4.247     685     685
Other                                5    1,236,435        13.98     248,000    4.476    4.098     623     721
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
STATE                         SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

California                      727      54.79%     68.83%     80.00%       360         356      4
Florida                         761      70.00      80.64      95.00        360         355      5
Arizona                         804      80.00      80.00      80.00        360         357      3
Illinois                        733      71.91      71.91      71.91        360         356      4
Utah                            685      80.00      80.00      80.00        360         355      5
Other                           779      53.53      71.53      95.00        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

11. CALIFORNIA

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
CALIFORNIA                      LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Northern                             2   $1,208,905        28.94%   $607,952    5.483%   5.105%    686     701
Southern                             3    2,967,819        71.06     992,925    5.992    5.614     624     673
--------------------------------------------------------------------------------------------------------------
TOTAL:                               5   $4,176,724       100.00%   $838,935    5.845%   5.467%    624     681
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CALIFORNIA                    SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Northern                        726      70.00%     71.14%     73.02%       360         355      5
Southern                        727      54.79      67.88      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          727      54.79%     68.83%     80.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

12. ZIP CODE

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
ZIP CODE                       LOANS       BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

92037                                2   $2,171,513        24.55%  $1,089,387    6.265%   5.886%    624     654
92675                                1      796,305         9.00      800,000    5.250    4.872     727     727
95138                                1      752,648         8.51      755,903    5.625    5.247     686     686
34104                                1      666,716         7.54      671,280    5.375    4.997     761     761
60611                                1      637,179         7.20      640,000    5.500    5.122     733     733
Other                               11    3,819,800        43.19      348,482    5.169    4.791     623     728
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ZIP CODE                      SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

92037                           689      64.06%     72.68%     80.00%       360         356      4
92675                           727      54.79      54.79      54.79        360         356      4
95138                           686      70.00      70.00      70.00        360         356      4
34104                           761      80.00      80.00      80.00        360         354      6
60611                           733      71.91      71.91      71.91        360         356      4
Other                           804      53.53      76.68      95.00        360         355      5
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
OCCUPANCY STATUS               LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Primary                             12   $5,485,193        62.02%   $458,934    5.283%   4.905%    623     712
Secondary                            3    1,713,395        19.37     573,593    5.063    4.684     733     755
Investor                             2    1,645,574        18.61     825,637    6.803    6.425     624     651
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
OCCUPANCY STATUS              SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Primary                         804      54.79%     72.59%     95.00%       360         356      4
Secondary                       778      53.53      70.67      80.00        360         355      5
Investor                        719      70.00      77.14      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

14. DOCUMENTATION

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
DOCUMENTATION                   LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Rapid                                4   $3,001,754        33.94%   $753,976    5.344%   4.966%    686     704
Standard                             4    2,661,038        30.09     667,819    6.288    5.910     624     677
Reduced                              3    1,504,134        17.01     503,760    5.653    5.275     758     771
Stated/VOA                           2      850,300         9.61     425,150    4.264    3.885     685     730
Full                                 3      552,434         6.25     185,000    4.413    4.034     623     715
Unknown                              1      274,502         3.10     275,500    5.500    5.122     649     649
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DOCUMENTATION                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Rapid                           727      54.79%     64.45%     73.02%       360         356      4
Standard                        733      70.00      78.43      95.00        360         356      4
Reduced                         804      80.00      80.00      80.00        360         356      4
Stated/VOA                      778      53.53      67.25      80.00        360         354      6
Full                            779      69.09      73.21      78.46        360         352      8
Unknown                         649      95.00      95.00      95.00        360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

15. ORIGINAL LTV

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINAL LTV                   LOANS       BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

50.01 - 55.00                        2   $1,205,805        13.63%  $  604,750    4.783%   4.405%    727     744
60.01 - 65.00                        1      996,544        11.27    1,000,000    5.250    4.872     689     689
65.01 - 70.00                        3    1,413,021        15.98      472,801    5.481    5.103     623     689

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL LTV                  SCORE     LTV         LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

50.01 - 55.00                   778      53.53%     54.36%     54.79%       360         355      5
60.01 - 65.00                   689      64.06      64.06      64.06        360         357      3
65.01 - 70.00                   719      69.09      69.88      70.00        360         355      5

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

70.01 - 75.00                        3    1,238,436        14.00      415,000    5.320    4.942     726     731
75.01 - 80.00                        6    3,337,569        37.74      558,476    5.985    5.606     624     708
90.01 - 95.00                        2      652,787         7.38      327,750    5.428    5.049     649     677
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%    $522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

70.01 - 75.00                   739      70.73      72.18      73.02        360         355      5
75.01 - 80.00                   804      78.46      79.90      80.00        360         355      5
90.01 - 95.00                   697      95.00      95.00      95.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 73.07%
Lowest: 53.53%
Highest: 95.00%

--------------------------------------------------------------------------------

16. CUT-OFF LTV

---------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
CUT-OFF LTV                     LOANS      BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

50.01 - 55.00                        2   $1,205,805        13.63%  $  604,750    4.783%   4.405%    727     744
60.01 - 65.00                        1      996,544        11.27    1,000,000    5.250    4.872     689     689
65.01 - 70.00                        3    1,413,021        15.98      472,801    5.481    5.103     623     689
70.01 - 75.00                        3    1,238,436        14.00      415,000    5.320    4.942     726     731
75.01 - 80.00                        6    3,337,569        37.74      558,476    5.985    5.606     624     708
90.01 - 95.00                        2      652,787         7.38      327,750    5.428    5.049     649     677
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUT-OFF LTV                   SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

50.01 - 55.00                   778      53.53%     54.36%     54.79%       360         355      5
60.01 - 65.00                   689      64.06      64.06      64.06        360         357      3
65.01 - 70.00                   719      69.09      69.88      70.00        360         355      5
70.01 - 75.00                   739      70.73      72.18      73.02        360         355      5
75.01 - 80.00                   804      78.46      79.90      80.00        360         355      5
90.01 - 95.00                   697      95.00      95.00      95.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 72.77%
Lowest: 53.53%
Highest: 94.66%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

17. MI PROVIDER

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL     W.A.    W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
MI PROVIDER                     LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

GEMIC                                1   $  274,502         3.10%   $275,500    5.500%   5.122%    649     649
NONE                                15    8,191,375        92.62     548,250    5.531    5.153     623     711
RGIC                                 1      378,285         4.28     380,000    5.375    4.997     697     697
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO     TERM TO   LOAN
MI PROVIDER                   SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

GEMIC                           649      95.00%     95.00%     95.00%       360         357      3
NONE                            804      53.53      71.32      80.00        360         355      5
RGIC                            697      95.00      95.00      95.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

18. APPRAISAL METHOD

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
APPRAISAL METHOD               LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

2055E                                1   $  274,502         3.10%   $275,500    5.500%   5.122%    649     649
2055IE                               1      145,000         1.64     145,000    4.750    4.372     739     739
F1004 Full                          15    8,424,660        95.26     563,917    5.538    5.159     623     710
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
APPRAISAL METHOD              SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

2055E                           649      95.00%     95.00%     95.00%       360         357      3
2055IE                          739      70.73      70.73      70.73        360         354      6
F1004 Full                      804      53.53      72.39      95.00        360         355      5
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

19. DEBT-TO-INCOME

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF       CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
DEBT-TO-INCOME                  LOANS      BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1   $  996,544        11.27%  $1,000,000    5.250%   4.872%    689     689
25.01 - 30.00                        1      752,648         8.51      755,903    5.625    5.247     686     686
30.01 - 35.00                        4    1,568,470        17.73      393,625    4.793    4.414     727     749
35.01 - 40.00                        4    1,699,549        19.22      427,320    5.260    4.881     623     746
40.01 - 45.00                        3    1,123,391        12.70      376,000    5.667    5.289     649     694
45.01 - 50.00                        3    2,066,380        23.36      690,525    6.319    5.941     624     666
55.01 - 60.00                        1      637,179         7.20      640,000    5.500    5.122     733     733
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.        MAX.    ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DEBT-TO-INCOME                SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

10.01 - 15.00                   689      64.06%     64.06%     64.06%       360         357      3
25.01 - 30.00                   686      70.00      70.00      70.00        360         356      4
30.01 - 35.00                   779      53.53      59.22      78.46        360         354      6
35.01 - 40.00                   804      69.09      76.91      80.00        360         354      6
40.01 - 45.00                   719      70.00      84.53      95.00        360         356      4
45.01 - 50.00                   758      80.00      80.00      80.00        360         356      4
55.01 - 60.00                   733      71.91      71.91      71.91        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 37.15%
Lowest: 11.70%
Highest: 56.40%

--------------------------------------------------------------------------------

20. DELINQUENCY*

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL     W.A.    W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
DELINQUENCY*                    LOANS      BALANCE     BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

0-29 days                           17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                                          W.A.        W.A.
                               MAX.      MIN.      W.A.       MAX.      ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO     TERM TO    LOAN
DELINQUENCY*                  SCORE      LTV        LTV        LTV      MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------

0-29 days                       804      53.53%     73.07%     95.00%        360         356      4
---------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%        360         356      4
---------------------------------------------------------------------------------------------------

* MBA method

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

21. ORIGINAL TERM

---------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.      MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET      FICO    FICO
ORIGINAL TERM                  LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON    SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

360                                 17   $8,844,162       100.00%   $522,309    5.524%   5.145%     623     709
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%     623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL TERM                 SCORE     LTV        LTV        LTV      MATURITY   MATURITY    AGE
--------------------------------------------------------------------------------------------------

360                             804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

22. SCHEDULED REMAINING TERM

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.      MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL   GROSS      NET      FICO    FICO
SCHEDULED REMAINING TERM        LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON    SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

349 - 354                            6   $2,084,907        23.57%   $349,297    4.798%   4.420%     623     744
355 - 360                           11    6,759,255        76.43     616,680    5.747    5.369      624     698
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%     623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.        MAX.    ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL    ORIGINAL   TERM TO    TERM TO    LOAN
SCHEDULED REMAINING TERM      SCORE     LTV         LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

349 - 354                       779      53.53%     71.47%     80.00%       360         353      7
355 - 360                       804      54.79      73.56      95.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 355.5 months
Lowest: 351 months
Highest: 357 months

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

23. CUTOFF LOAN AGE

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER    AGGREGATE     OF LOANS     AVERAGE
                                 OF       CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.      MIN.    W.A.
                              MORTGAGE   PRINCIPAL    PRINCIPAL    PRINCIPAL   GROSS     NET       FICO    FICO
CUTOFF LOAN AGE                 LOANS     BALANCE      BALANCE      BALANCE    COUPON   COUPON    SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

1 - 6                               13   $7,570,970        85.60%   $584,597    5.695%   5.317%     624     704
7 - 12                               4    1,273,191        14.40     319,875    4.501    4.123      623     736
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%     623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUTOFF LOAN AGE               SCORE     LTV        LTV         LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

1 - 6                           804      54.79%     74.07%     95.00%       360         356      4
7 - 12                          779      53.53      67.10      78.46        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 4.5 months
Lowest: 3 months
Highest: 9 months

--------------------------------------------------------------------------------

24. PREPAY TERM

---------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.      MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL   GROSS      NET      FICO    FICO
PREPAY TERM                    LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON    SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

0                                   17   $8,844,162       100.00%   $522,309    5.524%   5.145%     623     709
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%     623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PREPAY TERM                   SCORE     LTV        LTV        LTV      MATURITY   MATURITY     AGE
--------------------------------------------------------------------------------------------------

0                               804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

25. GROSS MARGIN

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF       CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
GROSS MARGIN                    LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

2.001 - 3.000                       17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
GROSS MARGIN                  SCORE      LTV       LTV        LTV      MATURITY   MATURITY    AGE
--------------------------------------------------------------------------------------------------

2.001 - 3.000                   804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 2.300%
Lowest: 2.125%
Highest: 2.750%

--------------------------------------------------------------------------------

26. INITIAL CAP (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER    AGGREGATE     OF LOANS     AVERAGE
                                 OF       CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.    MIN.    W.A.
                              MORTGAGE   PRINCIPAL    PRINCIPAL    PRINCIPAL   GROSS      NET    FICO    FICO
INITIAL CAP (ARMS)              LOANS     BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

0.000                                4   $1,185,069        13.40%   $296,325    4.221%   3.842%    623     714
1.000                                7    4,157,291        47.01     596,382    5.965    5.587     624     701
2.000                                6    3,501,802        39.59     586,547    5.440    5.061     649     716
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                              MAX.      MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                              FICO    ORIGINAL   ORIGINAL   ORIGINAL    TERM TO     TERM TO   LOAN
INITIAL CAP (ARMS)            SCORE      LTV        LTV        LTV     MATURITY    MATURITY   AGE
--------------------------------------------------------------------------------------------------

0.000                           778      53.53%     67.97%     80.00%       360         354      6
1.000                           804      54.79      74.65      95.00        360         356      4
2.000                           761      64.06      72.91      95.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

Non-Zero W.A.: 1.457%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

27. PERIODIC CAP (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PERIODIC CAP (ARMS)             LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

0.000                                4   $1,185,069        13.40%   $296,325    4.221%   3.842%    623     714
1.000                                7    4,157,291        47.01     596,382    5.965    5.587     624     701
2.000                                6    3,501,802        39.59     586,547    5.440    5.061     649     716
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PERIODIC CAP (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

0.000                           778      53.53%     67.97%     80.00%       360         354      6
1.000                           804      54.79      74.65      95.00        360         356      4
2.000                           761      64.06      72.91      95.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

Non-Zero W.A.: 1.457%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. MAXIMUM RATE (ARMS)

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
MAXIMUM RATE (ARMS)             LOANS      BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

11.001 - 12.000                     16   $7,669,192        86.71%  $  481,280    5.278%   4.900%    623     722
13.001 - 14.000                      1    1,174,970        13.29    1,178,774    7.125    6.747     624     624
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MAXIMUM RATE (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

11.001 - 12.000                 804      53.53%     72.00%     95.00%       360         355      5
13.001 - 14.000                 624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 11.790%
Lowest: 11.250%
Highest: 13.125%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

29. MINIMUM RATE (ARMS)

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
MINIMUM RATE (ARMS)             LOANS      BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

2.125                                4   $1,185,069        13.40%  $  296,325    4.221%   3.842%    623     714
2.250                               12    6,484,123        73.32      542,932    5.471    5.093     649     723
2.750                                1    1,174,970        13.29    1,178,774    7.125    6.747     624     624
---------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%  $  522,309    5.524%   5.145%    623     709
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MINIMUM RATE (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

2.125                           778      53.53%     67.97%     80.00%       360         354      6
2.250                           804      54.79      72.74      95.00        360         356      4
2.750                           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 2.300%
Lowest: 2.125%
Highest: 2.750%

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

30. TERM TO ROLL (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL   PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
TERM TO ROLL (ARMS)             LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

1 - 6                               13   $6,465,333        73.10%   $499,327    5.534%   5.156%    623     711
7 - 12                               4    2,378,828        26.90     597,000    5.494    5.116     649     702
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
TERM TO ROLL (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

1 - 6                           804      53.53%     73.86%     95.00%       360         355      5
7 - 12                          733      64.06      70.91      95.00        360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

W.A.: 4.5 months
Lowest: 1 months
Highest: 9 months

--------------------------------------------------------------------------------

31. ORIGINATOR

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINATOR                      LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

BANA CRE                            12   $7,441,428        84.14%   $622,830    5.750%   5.371%    624     706
NatCity                              5    1,402,734        15.86     281,060    4.322    3.944     623     724
--------------------------------------------------------------------------------------------------------------
TOTAL:                              17   $8,844,162       100.00%   $522,309    5.524%   5.145%    623     709
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINATOR                    SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

BANA CRE                        804      54.79%     73.72%     95.00%       360         356      4
NatCity                         779      53.53      69.60      80.00        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          804      53.53%     73.07%     95.00%       360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

                            GLOBAL STRUCTURED FINANCE

BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
                           2006-A GROUP 2: CONDO ONLY

                                   43 RECORDS
                               BALANCE: 12,950,743

--------------------------------------------------------------------------------

1. CUT-OFF BALANCE

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL   PRINCIPAL    PRINCIPAL   GROSS      NET     FICO    FICO
CUT-OFF BALANCE                 LOANS      BALANCE     BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

<= 50,000                            1   $   42,473         0.33%   $ 42,560    5.875%   5.497%    724     724
50,001 - 100,000                     2      195,920         1.51      97,960    6.056    5.677     749     779
100,001 - 150,000                    8    1,110,583         8.58     138,850    6.043    5.665     647     741
150,001 - 200,000                    9    1,543,109        11.92     171,482    5.792    5.414     623     703
200,001 - 250,000                    6    1,391,120        10.74     231,853    5.679    5.300     673     749
250,001 - 300,000                    1      272,000         2.10     272,000    6.250    5.872     721     721
300,001 - 350,000                    4    1,322,100        10.21     330,775    5.897    5.518     736     772
400,001 - 450,000                    2      858,016         6.63     430,350    4.855    4.477     739     758
450,001 - 500,000                    5    2,366,975        18.28     474,400    5.759    5.381     687     722
550,001 - 600,000                    1      552,000         4.26     552,000    5.875    5.497     796     796
600,001 - 650,000                    1      637,179         4.92     640,000    5.500    5.122     733     733
650,001 - 700,000                    1      666,716         5.15     671,280    5.375    4.997     761     761

--------------------------------------------------------------------------------------------------
                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL   TERM TO     TERM TO    LOAN
CUT-OFF BALANCE               SCORE      LTV        LTV       LTV      MATURITY   MATURITY     AGE
--------------------------------------------------------------------------------------------------

<= 50,000                       724      80.00%     80.00%     80.00%       360         358      2
50,001 - 100,000                808      75.76      77.84      80.00        360         358      2
100,001 - 150,000               777      49.83      74.77      80.30        360         358      2
150,001 - 200,000               757      69.09      78.35      80.00        360         357      3
200,001 - 250,000               794      62.34      76.95      80.00        360         358      2
250,001 - 300,000               721      80.00      80.00      80.00        360         358      2
300,001 - 350,000               789      70.00      77.35      80.00        360         358      2
400,001 - 450,000               778      53.53      67.37      80.00        360         356      4
450,001 - 500,000               747      70.00      76.26      80.00        360         356      4
550,001 - 600,000               796      80.00      80.00      80.00        360         357      3
600,001 - 650,000               733      71.91      71.91      71.91        360         356      4
650,001 - 700,000               761      80.00      80.00      80.00        360         354      6

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

800,001 - 850,000                    1       817,584         6.31      817,584    5.500    5.247     781     781
1,150,001 - 1,200,000                1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

800,001 - 850,000               781      80.00      80.00      80.00        360         354      6
1,150,001 - 1,200,000           624      80.00      80.00      80.00        360         356      4
---------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
---------------------------------------------------------------------------------------------------

Average: $301,180.07
Lowest: $42,473.00
Highest: $1,174,969.68

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL   GROSS     NET      FICO    FICO
ORIGINAL BALANCE                LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

<= 50,000                            1   $    42,473         0.33%  $   42,560    5.875%   5.497%    724     724
50,001 - 100,000                     2       195,920         1.51       97,960    6.056    5.677     749     779
100,001 - 150,000                    8     1,110,583         8.58      138,850    6.043    5.665     647     741
150,001 - 200,000                    9     1,543,109        11.92      171,482    5.792    5.414     623     703
200,001 - 250,000                    6     1,391,120        10.74      231,853    5.679    5.300     673     749
250,001 - 300,000                    1       272,000         2.10      272,000    6.250    5.872     721     721
300,001 - 350,000                    4     1,322,100        10.21      330,775    5.897    5.518     736     772
400,001 - 450,000                    1       409,500         3.16      409,500    3.875    3.497     778     778
450,001 - 500,000                    6     2,815,491        21.74      470,533    5.758    5.379     687     725
550,001 - 600,000                    1       552,000         4.26      552,000    5.875    5.497     796     796

--------------------------------------------------------------------------------------------------
                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL   TERM TO     TERM TO    LOAN
ORIGINAL BALANCE              SCORE      LTV        LTV       LTV      MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

<= 50,000                       724      80.00%     80.00%     80.00%       360         358      2
50,001 - 100,000                808      75.76      77.84      80.00        360         358      2
100,001 - 150,000               777      49.83      74.77      80.30        360         358      2
150,001 - 200,000               757      69.09      78.35      80.00        360         357      3
200,001 - 250,000               794      62.34      76.95      80.00        360         358      2
250,001 - 300,000               721      80.00      80.00      80.00        360         358      2
300,001 - 350,000               789      70.00      77.35      80.00        360         358      2
400,001 - 450,000               778      53.53      53.53      53.53        360         353      7
450,001 - 500,000               747      70.00      76.85      80.00        360         357      3
550,001 - 600,000               796      80.00      80.00      80.00        360         357      3

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

600,001 - 650,000                    1       637,179         4.92      640,000    5.500    5.122     733     733
650,001 - 700,000                    1       666,716         5.15      671,280    5.375    4.997     761     761
800,001 - 850,000                    1       817,584         6.31      817,584    5.500    5.247     781     781
1,150,001 - 1,200,000                1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

600,001 - 650,000               733      71.91      71.91      71.91        360         356      4
650,001 - 700,000               761      80.00      80.00      80.00        360         354      6
800,001 - 850,000               781      80.00      80.00      80.00        360         354      6
1,150,001 - 1,200,000           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

Average: $301,655.30
Lowest: $42,560.00
Highest: $1,178,774.00

--------------------------------------------------------------------------------

3. COUPON

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
COUPON                          LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

3.625                                1   $  189,769         1.47%   $190,000    3.625%   3.247%    623     623
3.875                                1      409,500         3.16     409,500    3.875    3.497     778     778
4.750                                1      145,000         1.12     145,000    4.750    4.372     739     739
5.125                                2      738,000         5.70     369,000    5.125    4.747     727     733
5.250                                3      798,577         6.17     267,440    5.250    4.872     694     727
5.375                                1      666,716         5.15     671,280    5.375    4.997     761     761
5.500                                4    2,147,480        16.58     537,896    5.500    5.169     687     748
5.625                                1      215,200         1.66     215,200    5.625    5.247     783     783
5.750                                6    1,569,316        12.12     262,000    5.750    5.372     724     753

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL   TERM TO     TERM TO    LOAN
COUPON                        SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

3.625                           623      69.09%     69.09%     69.09%       360         352      8
3.875                           778      53.53      53.53      53.53        360         353      7
4.750                           739      70.73      70.73      70.73        360         354      6
5.125                           746      70.00      73.36      80.00        360         357      3
5.250                           757      73.02      76.01      80.00        360         355      5
5.375                           761      80.00      80.00      80.00        360         354      6
5.500                           794      62.34      75.26      80.00        360         356      4
5.625                           783      80.00      80.00      80.00        360         359      1
5.750                           808      70.00      77.43      80.00        360         358      2

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

5.875                                5     1,247,656         9.63      249,792    5.875    5.497     724     774
6.000                                2       455,920         3.52      227,960    6.000    5.622     673     722
6.125                                2       294,400         2.27      147,200    6.125    5.747     727     746
6.250                                4     1,206,300         9.31      301,575    6.250    5.872     701     744
6.375                                4       536,920         4.15      134,230    6.375    5.997     746     760
6.500                                1       188,000         1.45      188,000    6.500    6.122     720     720
6.625                                1       496,000         3.83      496,000    6.625    6.247     723     723
6.750                                2       287,100         2.22      143,550    6.750    6.372     647     686
6.875                                1       183,920         1.42      183,920    6.875    6.497     650     650
7.125                                1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

5.875                           796      80.00      80.03      80.30        360         358      2
6.000                           773      80.00      80.00      80.00        360         358      2
6.125                           765      80.00      80.00      80.00        360         358      2
6.250                           780      77.56      79.69      80.00        360         358      2
6.375                           777      49.83      71.63      80.00        360         359      1
6.500                           720      80.00      80.00      80.00        360         358      2
6.625                           723      80.00      80.00      80.00        360         359      1
6.750                           717      79.99      79.99      80.00        360         359      1
6.875                           650      80.00      80.00      80.00        360         358      2
7.125                           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 5.828
Lowest: 3.625
Highest: 7.125

--------------------------------------------------------------------------------
4. CREDIT SCORE

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
CREDIT SCORE                    LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

800 - 849                            1   $   100,000         0.77%   $100,000    5.750%   5.372%    808     808
750 - 799                           15     4,826,922        37.27     322,180    5.578    5.221     757     778
700 - 749                           20     5,502,045        42.48     275,569    5.828    5.449     701     732

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL   TERM TO     TERM TO    LOAN
CREDIT SCORE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

800 - 849                       808      75.76%     75.76%     75.76%       360         358      2
750 - 799                       796      49.83      75.95      80.30        360         356      4
700 - 749                       749      70.00      76.63      80.00        360         357      3

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

650 - 699                            4     1,029,037         7.95     257,580    5.821    5.442     650     678
600 - 649                            3     1,492,738        11.53     498,925    6.648    6.269     623     626
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

650 - 699                       694      78.28      79.24      80.00        360         357      3
600 - 649                       647      69.09      78.61      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 733
Lowest: 623
Highest: 808

--------------------------------------------------------------------------------
5. PRODUCT TYPE

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
PRODUCT TYPE                    LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

3/27 12 MO LIBOR - IO               34   $ 9,122,697        70.44%  $  268,461    5.896%   5.529%    647     745
1/29 12 MO LIBOR                     3     1,760,152        13.59      590,427    5.388    5.009     726     742
6 MO LIBOR ARM                       1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
6 MO LIBOR - IO                      3       744,269         5.75      248,167    3.982    3.603     623     731
3/27 12 MO LIBOR                     2       148,656         1.15       74,480    5.875    5.497     724     748
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PRODUCT TYPE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

3/27 12 MO LIBOR - IO           808      49.83%     77.94%     80.00%       360         358      2
1/29 12 MO LIBOR                761      71.91      75.26      80.00        360         354      6
6 MO LIBOR ARM                  624      80.00      80.00      80.00        360         356      4
6 MO LIBOR - IO                 778      53.53      60.85      70.73        360         353      7
3/27 12 MO LIBOR                757      80.00      80.21      80.30        360         358      2
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

6. INDEX

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
INDEX                           LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

12 MO LIBOR                         39   $11,031,505        85.18%   $283,280    5.815%   5.445%    647     745
6 MO LIBOR                           4     1,919,238        14.82     480,819    5.906    5.528     623     665
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
INDEX                         SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

12 MO LIBOR                     808      49.83%     77.54%     80.30%       360         357      3
6 MO LIBOR                      778      53.53      72.57      80.00        360         355      5
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. LIEN POSITION

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
LIEN POSITION                   LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

1                                   43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
LIEN POSITION                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

1                               808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

8.LOAN PURPOSE

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.    MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
LOAN PURPOSE                   LOANS       BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

Purchase                            37   $10,320,268        79.69%   $279,343    5.962%   5.594%    623     733
R/T Refi                             4     1,790,475        13.83     448,875    5.262    4.884     687     734
C/O Refi                             2       840,000         6.49     420,000    5.385    5.007     727     731
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
LOAN PURPOSE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Purchase                        808      49.83%     78.24%     80.30%       360         357      3
R/T Refi                        778      53.53      71.73      80.00        360         355      5
C/O Refi                        736      70.00      70.00      70.00        360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.    MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PROPERTY TYPE                  LOANS       BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

Condominium                         43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PROPERTY TYPE                 SCORE      LTV        LTV        LTV     MATURITY   MATURITY    AGE
--------------------------------------------------------------------------------------------------

Condominium                     808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

10. STATE

---------------------------------------------------------------------------------------------------------------
                                                          PERCENT
                               NUMBER      AGGREGATE     OF LOANS     AVERAGE
                                 OF         CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.    MIN.    W.A.
                              MORTGAGE     PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
STATE                           LOANS       BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

California                          11    $ 4,911,380        37.92%   $447,627    6.094%   5.716%    624     703
Florida                             11      2,648,716        20.45     241,207    5.958    5.579     701     761
Illinois                             4      1,351,499        10.44     338,580    5.851    5.473     724     738
South Carolina                       6      1,295,740        10.01     215,957    5.306    4.928     647     724
Vermont                              1        817,584         6.31     817,584    5.500    5.247     781     781
Other                               10      1,925,824        14.87     192,636    5.446    5.067     623     754
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43    $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.      MIN.       W.A.       MAX.    ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
STATE                         SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

California                      784      70.00%     77.48%     80.00%       360         357      3
Florida                         794      49.83      76.56      80.00        360         357      3
Illinois                        749      71.91      76.19      80.00        360         357      3
South Carolina                  778      53.53      71.63      80.00        360         356      4
Vermont                         781      80.00      80.00      80.00        360         354      6
Other                           808      69.09      77.97      80.30        360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

11. CALIFORNIA

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.    MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
CALIFORNIA                      LOANS      BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

Northern                             3    $1,296,257        26.39%   $433,333    5.338%   4.959%    726     729
Southern                             8     3,615,123        73.61     452,987    6.366    5.987     624     693
---------------------------------------------------------------------------------------------------------------
TOTAL:                              11    $4,911,380       100.00%   $447,627    6.094%   5.716%    624     703
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.    ORIGINAL   REMAINING    W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL   TERM TO     TERM TO   LOAN
CALIFORNIA                    SCORE     LTV        LTV         LTV     MATURITY    MATURITY   AGE
--------------------------------------------------------------------------------------------------

Northern                        736      70.00%     71.06%     73.02%       360         356      4
Southern                        784      78.28      79.78      80.00        360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          784      70.00%     77.48%     80.00%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

12. ZIP CODE

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL      W.A.     W.A.    MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
ZIP CODE                       LOANS       BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

92037                                1   $ 1,174,970         9.07%  $1,178,774    7.125%   6.747%    624     624
05155                                1       817,584         6.31      817,584    5.500    5.247     781     781
34104                                1       666,716         5.15      671,280    5.375    4.997     761     761
60611                                1       637,179         4.92      640,000    5.500    5.122     733     733
87501                                1       552,000         4.26      552,000    5.875    5.497     796     796
Other                               38     9,102,295        70.28      239,777    5.744    5.365     623     737
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING    W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL   TERM TO     TERM TO    LOAN
ZIP CODE                      SCORE      LTV        LTV       LTV      MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------

92037                           624      80.00%     80.00%     80.00%       360         356       4
05155                           781      80.00      80.00      80.00        360         354       6
34104                           761      80.00      80.00      80.00        360         354       6
60611                           733      71.91      71.91      71.91        360         356       4
87501                           796      80.00      80.00      80.00        360         357       3
Other                           808      49.83      76.02      80.30        360         357       3
---------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357       3
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
OCCUPANCY STATUS                LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

Primary                             27   $ 6,659,755        51.42%  $  247,000    5.739%   5.360%    623     731
Secondary                           15     5,116,019        39.50      341,560    5.647    5.288     647     761
Investor                             1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
OCCUPANCY STATUS              SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Primary                         808      69.09%     77.50%     80.30%       360         357      3
Secondary                       796      49.83      75.16      80.00        360         356      4
Investor                        624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

14. DOCUMENTATION

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
DOCUMENTATION                   LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

Standard                            23   $ 6,189,657        47.79%    $269,524    6.189%   5.811%    624     712
Stated Income                       11     3,314,157        25.59      301,495    5.701    5.322     687     758
Rapid                                2       928,257         7.17      466,000    5.758    5.380     726     737
Reduced                              2       850,636         6.57      427,600    5.699    5.321     650     737
Alternative                          1       817,584         6.31      817,584    5.500    5.247     781     781
Stated/VOA                           1       409,500         3.16      409,500    3.875    3.497     778     778
Full                                 2       334,769         2.58      167,500    4.112    3.734     623     673
Unknown                              1       106,183         0.82      106,400    5.875    5.497     757     757
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%    $301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DOCUMENTATION                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Standard                        783      71.91%     79.09%     80.00%       360         358      2
Stated Income                   808      49.83      74.47      80.00        360         358      2
Rapid                           747      73.02      76.57      80.00        360         356      4
Reduced                         761      80.00      80.00      80.00        360         355      5
Alternative                     781      80.00      80.00      80.00        360         354      6
Stated/VOA                      778      53.53      53.53      53.53        360         353      7
Full                            739      69.09      69.80      70.73        360         353      7
Unknown                         757      80.30      80.30      80.30        360         358      2
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

15. ORIGINAL LTV

----------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINAL LTV                   LOANS       BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

45.01 - 50.00                        1   $   149,000         1.15%    $149,000    6.375%   5.997%    762     762
50.01 - 55.00                        1       409,500         3.16      409,500    3.875    3.497     778     778
60.01 - 65.00                        1       240,000         1.85      240,000    5.500    5.122     794     794
65.01 - 70.00                        3     1,029,769         7.95      343,333    5.061    4.683     623     711
70.01 - 75.00                        3     1,238,436         9.56      415,000    5.320    4.942     726     731
75.01 - 80.00                       33     9,777,856        75.50      296,705    6.054    5.686     624     732
80.01 - 85.00                        1       106,183         0.82      106,400    5.875    5.497     757     757
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%    $301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL LTV                  SCORE      LTV        LTV       LTV      MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

45.01 - 50.00                   762      49.83%     49.83%     49.83%       360         359      1
50.01 - 55.00                   778      53.53      53.53      53.53        360         353      7
60.01 - 65.00                   794      62.34      62.34      62.34        360         359      1
65.01 - 70.00                   736      69.09      69.83      70.00        360         356      4
70.01 - 75.00                   739      70.73      72.18      73.02        360         355      5
75.01 - 80.00                   808      75.76      79.83      80.00        360         357      3
80.01 - 85.00                   757      80.30      80.30      80.30        360         358      2
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 76.80%
Lowest: 49.83%
Highest: 80.30%

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

16. CUT-OFF LTV

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
CUT-OFF LTV                    LOANS       BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

45.01 - 50.00                        1   $   149,000         1.15%    $149,000    6.375%   5.997%    762     762
50.01 - 55.00                        1       409,500         3.16      409,500    3.875    3.497     778     778
60.01 - 65.00                        1       240,000         1.85      240,000    5.500    5.122     794     794
65.01 - 70.00                        3     1,029,769         7.95      343,333    5.061    4.683     623     711
70.01 - 75.00                        3     1,238,436         9.56      415,000    5.320    4.942     726     731
75.01 - 80.00                       33     9,777,856        75.50      296,705    6.054    5.686     624     732
80.01 - 85.00                        1       106,183         0.82      106,400    5.875    5.497     757     757
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%    $301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUT-OFF LTV                   SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

45.01 - 50.00                   762      49.83%     49.83%     49.83%       360         359      1
50.01 - 55.00                   778      53.53      53.53      53.53        360         353      7
60.01 - 65.00                   794      62.34      62.34      62.34        360         359      1
65.01 - 70.00                   736      69.09      69.83      70.00        360         356      4
70.01 - 75.00                   739      70.73      72.18      73.02        360         355      5
75.01 - 80.00                   808      75.76      79.83      80.00        360         357      3
80.01 - 85.00                   757      80.30      80.30      80.30        360         358      2
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 76.68%
Lowest: 49.83%
Highest: 80.14%

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

17. MI PROVIDER

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
MI PROVIDER                    LOANS       BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

NONE                                42   $12,844,561        99.18%    $306,304    5.828%   5.457%    623     733
RGIC                                 1       106,183         0.82      106,400    5.875    5.497     757     757
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%    $301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MI PROVIDER                   SCORE      LTV        LTV       LTV      MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

NONE                            808      49.83%     76.78%     80.00%       360         357      3
RGIC                            757      80.30      80.30      80.30        360         358      2
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

18. APPRAISAL METHOD

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
APPRAISAL METHOD                LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

2055E                                1   $   106,183         0.82%   $106,400    5.875%   5.497%    757     757
2055IE                               2       328,920         2.54     164,460    5.938    5.560     650     689
F1004 Full                          40    12,515,641        96.64     313,396    5.825    5.455     623     734
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
APPRAISAL METHOD              SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

2055E                           757      80.30%     80.30%     80.30%       360         358      2
2055IE                          739      70.73      75.91      80.00        360         356      4
F1004 Full                      808      49.83      76.80      80.00        360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

19. DEBT-TO-INCOME

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.    MIN.     W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
DEBT-TO-INCOME                  LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1   $   817,584         6.31%   $817,584    5.500%   5.247%    781     781
15.01 - 20.00                        1       143,200         1.11     143,200    6.375    5.997     746     746
20.01 - 25.00                        3       404,020         3.12     134,673    6.523    6.144     717     741
25.01 - 30.00                        3       655,683         5.06     218,633    5.915    5.536     757     781
30.01 - 35.00                        6     2,256,817        17.43     376,350    5.326    4.947     687     757
35.01 - 40.00                       10     2,908,935        22.46     291,856    5.580    5.201     623     745
40.01 - 45.00                       13     2,962,436        22.87     228,086    5.931    5.552     673     732
45.01 - 50.00                        3     1,490,970        11.51     498,258    7.014    6.635     624     638
50.01 - 55.00                        1       183,920         1.42     183,920    6.875    6.497     650     650
55.01 - 60.00                        2     1,127,179         8.70     565,000    5.337    4.958     727     730
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DEBT-TO-INCOME                SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

10.01 - 15.00                   781      80.00%     80.00%     80.00%       360         354      6
15.01 - 20.00                   746      80.00      80.00      80.00        360         358      2
20.01 - 25.00                   762      49.83      68.87      80.00        360         359      1
25.01 - 30.00                   794      62.34      73.58      80.30        360         358      2
30.01 - 35.00                   796      53.53      72.70      80.00        360         356      4
35.01 - 40.00                   784      69.09      78.03      80.00        360         356      4
40.01 - 45.00                   808      75.76      79.86      80.00        360         358      2
45.01 - 50.00                   720      80.00      80.00      80.00        360         357      3
50.01 - 55.00                   650      80.00      80.00      80.00        360         358      2
55.01 - 60.00                   733      70.00      71.08      71.91        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 38.09%
Lowest: 14.96%
Highest: 56.40%

--------------------------------------------------------------------------------

20. DELINQUENCY*

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.    MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
DELINQUENCY*                    LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

0-29 days                           43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DELINQUENCY*                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY   AGE
--------------------------------------------------------------------------------------------------

0-29 days                       808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

* MBA method

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

21. ORIGINAL TERM

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL   GROSS      NET     FICO    FICO
ORIGINAL TERM                  LOANS       BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

360                                 43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL TERM                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

360                             808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

22. SCHEDULED REMAINING TERM

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
SCHEDULED REMAINING TERM        LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

349 - 354                            6   $ 2,684,826        20.73%   $448,894    5.006%   4.665%    623     753

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
SCHEDULED REMAINING TERM      SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

349 - 354                       781      53.53%     73.50%     80.00%       360         354      6

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

355 - 360                           37    10,265,917        79.27     277,779    6.043    5.665     624     728
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

355 - 360                       808      49.83      77.67      80.30        360         358      2
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 356.7 months
Lowest: 352 months
Highest: 359 months

--------------------------------------------------------------------------------

23. CUTOFF LOAN AGE

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.    MIN.     W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET    FICO     FICO
CUTOFF LOAN AGE                 LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

1 - 6                               40   $11,895,217        91.85%   $297,792    5.953%   5.583%    624     734
7 - 12                               3     1,055,526         8.15     353,167    4.424    4.046     623     728
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUTOFF LOAN AGE               SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

1 - 6                           808      49.83%     77.87%     80.30%       360         357      3
7 - 12                          778      53.53      64.75      73.02        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 3.3 months
Lowest: 1 months
Highest: 8 months

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

24. PREPAY TERM

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PREPAY TERM                     LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

0                                   43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PREPAY TERM                   SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

0                               808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. GROSS MARGIN

---------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
GROSS MARGIN                    LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

2.001 - 3.000                       43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%   $301,655    5.828%   5.458%    623     733
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
GROSS MARGIN                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

2.001 - 3.000                   808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 2.288%
Lowest: 2.125%
Highest: 2.750%

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

26. INITIAL CAP (ARMS)

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
INITIAL CAP (ARMS)              LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

0.000                                3   $   744,269         5.75%  $  248,167    3.982%   3.603%    623     731
1.000                                1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
2.000                               39    11,031,505        85.18      283,280    5.815    5.445     647     745
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
INITIAL CAP (ARMS)            SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

0.000                           778      53.53%     60.85%     70.73%      360         353       7
1.000                           624      80.00      80.00      80.00       360         356       4
2.000                           808      49.83      77.54      80.30       360         357       3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%      360         357       3
--------------------------------------------------------------------------------------------------

Non-Zero W.A.: 1.904%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------

27. PERIODIC CAP (ARMS)

---------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS      AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
PERIODIC CAP (ARMS)             LOANS      BALANCE      BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
---------------------------------------------------------------------------------------------------------------

0.000                                3   $  744,269         5.75%  $  248,167    3.982%   3.603%    623     731
1.000                                1    1,174,970         9.07    1,178,774    7.125    6.747     624     624
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PERIODIC CAP (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

0.000                           778      53.53%     60.85%     70.73%       360         353      7
1.000                           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

2.000                               39    11,031,505        85.18    283,280    5.815    5.445     647     745
--------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $301,655    5.828%   5.458%    623     733
--------------------------------------------------------------------------------------------------------------

2.000                           808      49.83      77.54      80.30        360         357      3
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

Non-Zero W.A.: 1.904%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. MAXIMUM RATE (ARMS)

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
MAXIMUM RATE (ARMS)             LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

11.001 - 12.000                     27   $ 8,583,133        66.28%  $  318,510    5.433%   5.066%    623     749
12.001 - 13.000                     15     3,192,640        24.65      212,843    6.413    6.035     647     731
13.001 - 14.000                      1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MAXIMUM RATE (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

11.001 - 12.000                 808      53.53%     75.75%     80.30%       360         356      4
12.001 - 13.000                 780      49.83      78.47      80.00        360         358      2
13.001 - 14.000                 624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 11.944%
Lowest: 11.125%
Highest: 13.125%

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

29. MINIMUM RATE (ARMS)

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS     AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF    ORIGINAL     W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL    PRINCIPAL     GROSS     NET     FICO    FICO
MINIMUM RATE (ARMS)             LOANS      BALANCE      BALANCE      BALANCE     COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

2.125                                3   $   744,269         5.75%  $  248,167    3.982%   3.603%    623     731
2.250                               39    11,031,505        85.18      283,280    5.815    5.445     647     745
2.750                                1     1,174,970         9.07    1,178,774    7.125    6.747     624     624
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%  $  301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.      MIN.       W.A.       MAX.    ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MINIMUM RATE (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY   AGE
--------------------------------------------------------------------------------------------------

2.125                           778      53.53%     60.85%     70.73%       360         353      7
2.250                           808      49.83      77.54      80.30        360         357      3
2.750                           624      80.00      80.00      80.00        360         356      4
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 2.288%
Lowest: 2.125%
Highest: 2.750%

--------------------------------------------------------------------------------

30. TERM TO ROLL (ARMS)

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.      W.A.    MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
TERM TO ROLL (ARMS)             LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

1 - 6                                6   $ 3,042,212        23.49%    $509,092    5.691%   5.313%    623     695
7 - 12                               1       637,179         4.92      640,000    5.500    5.122     733     733
25 - 30                              1       817,584         6.31      817,584    5.500    5.247     781     781
31 - 36                             35     8,453,769        65.28      241,687    5.934    5.556     647     742
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%    $301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.        MAX.    ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
TERM TO ROLL (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

1 - 6                           778      53.53%     74.27%     80.00%       360         354      6
7 - 12                          733      71.91      71.91      71.91        360         356      4
25 - 30                         781      80.00      80.00      80.00        360         354      6
31 - 36                         808      49.83      77.78      80.30        360         358      2
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

W.A.: 25.4 months
Lowest: 2 months
Highest: 35 months

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

31. ORIGINATOR

----------------------------------------------------------------------------------------------------------------
                                                         PERCENT
                               NUMBER     AGGREGATE     OF LOANS      AVERAGE
                                 OF        CUT-OFF     BY CUT-OFF     ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINATOR                      LOANS      BALANCE       BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
----------------------------------------------------------------------------------------------------------------

BANA CRE                            39   $11,388,890        87.94%    $292,541    5.972%   5.594%    624     730
CWHL                                 1       817,584         6.31      817,584    5.500    5.247     781     781
NatCity                              3       744,269         5.75      248,167    3.982    3.603     623     731
----------------------------------------------------------------------------------------------------------------
TOTAL:                              43   $12,950,743       100.00%    $301,655    5.828%   5.458%    623     733
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINATOR                    SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

BANA CRE                        808      49.83%     77.62%     80.30%       360         357      3
CWHL                            781      80.00      80.00      80.00        360         354      6
NatCity                         778      53.53      60.85      70.73        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          808      49.83%     76.80%     80.30%       360         357      3
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

                            GLOBAL STRUCTURED FINANCE

    BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH CERTIFICATES,
                        SERIES 2006-A GROUP 2: CWHL LOANS

                                    7 RECORDS
                               BALANCE: 4,876,463

--------------------------------------------------------------------------------

1. CUT-OFF BALANCE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
CUT-OFF BALANCE                 LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

550,001 - 600,000                    1   $  594,400        12.19%   $594,400    5.625%   5.372%    755     755
600,001 - 650,000                    2    1,215,961        24.94     608,048    6.368    6.114     668     698
650,001 - 700,000                    2    1,375,579        28.21     688,000    5.805    5.551     749     757
800,001 - 850,000                    1      817,584        16.77     817,584    5.500    5.247     781     781
850,001 - 900,000                    1      872,939        17.90     881,300    6.375    6.122     670     670
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUT-OFF BALANCE               SCORE      LTV        LTV        LTV     MATURITY   MATURITY     AGE
--------------------------------------------------------------------------------------------------

550,001 - 600,000               755      80.00%     80.00%     80.00%       360         354      6
600,001 - 650,000               727      75.00      77.52      80.00        360         348     12
650,001 - 700,000               765      80.00      80.00      80.00        360         354      6
800,001 - 850,000               781      80.00      80.00      80.00        360         354      6
850,001 - 900,000               670      70.00      70.00      70.00        360         350     10
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

Average: $696,637.63
Lowest: $594,400.00
Highest: $872,939.43

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF       CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINAL BALANCE                LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

550,001 - 600,000                    1   $  594,400        12.19%   $594,400    5.625%   5.372%    755     755
600,001 - 650,000                    2    1,215,961        24.94     608,048    6.368    6.114     668     698
650,001 - 700,000                    2    1,375,579        28.21     688,000    5.805    5.551     749     757
800,001 - 850,000                    1      817,584        16.77     817,584    5.500    5.247     781     781
850,001 - 900,000                    1      872,939        17.90     881,300    6.375    6.122     670     670
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL BALANCE              SCORE      LTV        LTV       LTV      MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

550,001 - 600,000               755      80.00%     80.00%     80.00%       360         354      6
600,001 - 650,000               727      75.00      77.52      80.00        360         348     12
650,001 - 700,000               765      80.00      80.00      80.00        360         354      6
800,001 - 850,000               781      80.00      80.00      80.00        360         354      6
850,001 - 900,000               670      70.00      70.00      70.00        360         350     10
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

Average: $697,911.29
Lowest: $594,400.00
Highest: $881,300.00

--------------------------------------------------------------------------------

3. COUPON

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
COUPON                          LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

5.250                                1   $  611,866        12.55%   $612,000    5.250%   4.997%    727     727
5.375                                1      700,000        14.35     700,000    5.375    5.122     749     749
5.500                                1      817,584        16.77     817,584    5.500    5.247     781     781

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
COUPON                        SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

5.250                           727      80.00%     80.00%     80.00%       360         347     13
5.375                           749      80.00      80.00      80.00        360         354      6
5.500                           781      80.00      80.00      80.00        360         354      6

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

5.625                                1      594,400        12.19     594,400    5.625    5.372     755     755
6.250                                1      675,579        13.85     676,000    6.250    5.997     765     765
6.375                                1      872,939        17.90     881,300    6.375    6.122     670     670
7.500                                1      604,095        12.39     604,095    7.500    7.247     668     668
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

5.625                           755      80.00      80.00      80.00        360         354      6
6.250                           765      80.00      80.00      80.00        360         353      7
6.375                           670      70.00      70.00      70.00        360         350     10
7.500                           668      75.00      75.00      75.00        360         349     11
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 5.974
Lowest: 5.250
Highest: 7.500

--------------------------------------------------------------------------------

4. CREDIT SCORE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
CREDIT SCORE                    LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

750 - 799                            3   $2,087,563        42.81%   $695,995    5.778%   5.525%    755     768
700 - 749                            2    1,311,866        26.90     656,000    5.317    5.063     727     739
650 - 699                            2    1,477,034        30.29     742,698    6.835    6.582     668     669
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CREDIT SCORE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

750 - 799                       781      80.00%     80.00%     80.00%       360         354      6
700 - 749                       749      80.00      80.00      80.00        360         351      9
650 - 699                       670      70.00      72.04      75.00        360         350     10
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 730
Lowest: 668
Highest: 781

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

5. PRODUCT TYPE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PRODUCT TYPE                    LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

3/27 12 MO LIBOR - IO                6   $4,003,524        82.10%   $667,347    5.887%   5.633%    668     744
3/27 12 MO LIBOR                     1      872,939        17.90     881,300    6.375    6.122     670     670
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PRODUCT TYPE                  SCORE     LTV         LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

3/27 12 MO LIBOR - IO           781      75.00%     79.25%     80.00%       360         352      8
3/27 12 MO LIBOR                670      70.00      70.00      70.00        360         350     10
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. INDEX

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
INDEX                           LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

12 MO LIBOR                          7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO     TERM TO   LOAN
INDEX                         SCORE     LTV         LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

12 MO LIBOR                     781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

7. LIEN POSITION

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
LIEN POSITION                   LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

1                                    7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
LIEN POSITION                 SCORE      LTV        LTV        LTV     MATURITY   MATURITY     AGE
--------------------------------------------------------------------------------------------------

1                               781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. LOAN PURPOSE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
LOAN PURPOSE                   LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Purchase                             6   $4,264,597        87.45%   $712,230    6.078%   5.825%    668     731
C/O Refi                             1      611,866        12.55     612,000    5.250    4.997     727     727
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
LOAN PURPOSE                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Purchase                        781      70.00%     77.24%     80.00%       360         352      8
C/O Refi                        727      80.00      80.00      80.00        360         347     13
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

9. PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PROPERTY TYPE                  LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

SFR                                  4   $2,842,918        58.30%   $712,925    5.942%   5.689%    670     730
Condominium                          1      817,584        16.77     817,584    5.500    5.247     781     781
PUD                                  1      611,866        12.55     612,000    5.250    4.997     727     727
3-Family                             1      604,095        12.39     604,095    7.500    7.247     668     668
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PROPERTY TYPE                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

SFR                             765      70.00%     76.93%     80.00%       360         353      7
Condominium                     781      80.00      80.00      80.00        360         354      6
PUD                             727      80.00      80.00      80.00        360         347     13
3-Family                        668      75.00      75.00      75.00        360         349     11
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. STATE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
STATE                           LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

California                           3   $2,160,384        44.30%   $723,100    6.017%   5.764%    670     716
Vermont                              1      817,584        16.77     817,584    5.500    5.247     781     781
New Jersey                           1      700,000        14.35     700,000    5.375    5.122     749     749
New York                             1      604,095        12.39     604,095    7.500    7.247     668     668
Connecticut                          1      594,400        12.19     594,400    5.625    5.372     755     755
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
STATE                         SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

California                      765      70.00%     75.96%     80.00%       360         350     10
Vermont                         781      80.00      80.00      80.00        360         354      6
New Jersey                      749      80.00      80.00      80.00        360         354      6
New York                        668      75.00      75.00      75.00        360         349     11
Connecticut                     755      80.00      80.00      80.00        360         354      6
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

11. CALIFORNIA

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL   PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
CALIFORNIA                      LOANS      BALANCE     BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Southern                             3   $2,160,384       100.00%   $723,100    6.017%   5.764%    670     716
--------------------------------------------------------------------------------------------------------------
TOTAL:                               3   $2,160,384       100.00%   $723,100    6.017%   5.764%    670     716
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL   TERM TO     TERM TO    LOAN
CALIFORNIA                    SCORE      LTV       LTV         LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Southern                        765      70.00%     75.96%     80.00%       360         350     10
--------------------------------------------------------------------------------------------------
TOTAL:                          765      70.00%     75.96%     80.00%       360         350     10
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

12. ZIP CODE

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
ZIP CODE                       LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

92886                                1     $872,939        17.90%   $881,300    6.375%   6.122%    670     670
05155                                1      817,584        16.77     817,584    5.500    5.247     781     781
07079                                1      700,000        14.35     700,000    5.375    5.122     749     749
90278                                1      675,579        13.85     676,000    6.250    5.997     765     765

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ZIP CODE                      SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

92886                           670      70.00%     70.00%     70.00%       360         350     10
05155                           781      80.00      80.00      80.00        360         354      6
07079                           749      80.00      80.00      80.00        360         354      6
90278                           765      80.00      80.00      80.00        360         353      7

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

92869                                1      611,866        12.55     612,000    5.250    4.997     727     727
Other                                2    1,198,495        24.58     599,248    6.570    6.317     668     711
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

92869                           727      80.00      80.00      80.00        360         347     13
Other                           755      75.00      77.48      80.00        360         351      9
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
OCCUPANCY STATUS                LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Primary                              5   $3,454,784        70.85%   $692,740    5.820%   5.566%    670     729
Secondary                            1      817,584        16.77     817,584    5.500    5.247     781     781
Investor                             1      604,095        12.39     604,095    7.500    7.247     668     668
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
OCCUPANCY STATUS              SCORE     LTV         LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Primary                         765     70.00%      77.47%     80.00%       360         352      8
Secondary                       781     80.00       80.00      80.00        360         354      6
Investor                        668     75.00       75.00      75.00        360         349     11
--------------------------------------------------------------------------------------------------
TOTAL:                          781     70.00%      77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

14. DOCUMENTATION

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
DOCUMENTATION                   LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

Reduced                              4   $2,764,479        56.69%   $693,349    6.341%   6.088%    668     705
Preferred                            2    1,294,400        26.54     647,200    5.490    5.236     749     752
Alternative                          1      817,584        16.77     817,584    5.500    5.247     781     781
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DOCUMENTATION                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

Reduced                         765      70.00%     75.75%     80.00%       360         350     10
Preferred                       755      80.00      80.00      80.00        360         354      6
Alternative                     781      80.00      80.00      80.00        360         354      6
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

15. ORIGINAL LTV

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINAL LTV                   LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

65.01 - 70.00                        1   $  872,939        17.90%   $881,300    6.375%   6.122%    670     670
70.01 - 75.00                        1      604,095        12.39     604,095    7.500    7.247     668     668
75.01 - 80.00                        5    3,399,429        69.71     679,997    5.600    5.347     727     757
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL LTV                  SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

65.01 - 70.00                   670      70.00%     70.00%     70.00%       360         350     10
70.01 - 75.00                   668      75.00      75.00      75.00        360         349     11
75.01 - 80.00                   781      80.00      80.00      80.00        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 77.59%
Lowest: 70.00%
Highest: 80.00%

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

16. CUT-OFF LTV

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
CUT-OFF LTV                     LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

65.01 - 70.00                        1   $  872,939        17.90%   $881,300    6.375%   6.122%    670     670
70.01 - 75.00                        1      604,095        12.39     604,095    7.500    7.247     668     668
75.01 - 80.00                        5    3,399,429        69.71     679,997    5.600    5.347     727     757
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUT-OFF LTV                   SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

65.01 - 70.00                   670      70.00%     70.00%     70.00%       360         350     10
70.01 - 75.00                   668      75.00      75.00      75.00        360         349     11
75.01 - 80.00                   781      80.00      80.00      80.00        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 77.46%
Lowest: 69.34%
Highest: 80.00%

--------------------------------------------------------------------------------

17. MI PROVIDER

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
MI PROVIDER                     LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

NONE                                 7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MI PROVIDER                   SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

NONE                            781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

18. APPRAISAL METHOD

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
APPRAISAL METHOD                LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

F1004 Full                           6   $4,200,885        86.15%   $701,563    5.930%   5.676%    668     725
Unknown                              1      675,579        13.85     676,000    6.250    5.997     765     765
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
APPRAISAL METHOD              SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

F1004 Full                      781      70.00%     77.20%     80.00%       360         351      9
Unknown                         765      80.00      80.00      80.00        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

19. DEBT-TO-INCOME

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
DEBT-TO-INCOME                  LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1   $  817,584        16.77%   $817,584    5.500%   5.247%    781     781
25.01 - 30.00                        1      611,866        12.55     612,000    5.250    4.997     727     727
30.01 - 35.00                        2    1,198,495        24.58     599,248    6.570    6.317     668     711

-------------------------------------------------------------------------------------------------

                                                                        W.A.        W.A.
                              MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                              FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DEBT-TO-INCOME               SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
-------------------------------------------------------------------------------------------------

10.01 - 15.00                  781      80.00%     80.00%     80.00%       360         354      6
25.01 - 30.00                  727      80.00      80.00      80.00        360         347     13
30.01 - 35.00                  755      75.00      77.48      80.00        360         351      9

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

35.01 - 40.00                        1      872,939        17.90     881,300    6.375    6.122     670     670
40.01 - 45.00                        1      675,579        13.85     676,000    6.250    5.997     765     765
45.01 - 50.00                        1      700,000        14.35     700,000    5.375    5.122     749     749
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

35.01 - 40.00                  670      70.00      70.00      70.00        360         350     10
40.01 - 45.00                  765      80.00      80.00      80.00        360         353      7
45.01 - 50.00                  749      80.00      80.00      80.00        360         354      6
-------------------------------------------------------------------------------------------------
TOTAL:                         781      70.00%     77.59%     80.00%       360         352      8
-------------------------------------------------------------------------------------------------

W.A.: 33.95%
Lowest: 14.96%
Highest: 47.64%

--------------------------------------------------------------------------------

20. DELINQUENCY*

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
DELINQUENCY*                    LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

0-29 days                            7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                                      W.A.        W.A.
                            MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                            FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
DELINQUENCY*               SCORE      LTV        LTV       LTV      MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------

0-29 days                    781      70.00%     77.59%     80.00%       360         352      8
-----------------------------------------------------------------------------------------------
TOTAL:                       781      70.00%     77.59%     80.00%       360         352      8
-----------------------------------------------------------------------------------------------

* MBA method

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

21. ORIGINAL TERM

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINAL TERM                   LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

360                                  7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.        W.A.      MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL TERM                 SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

360                             781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

22. SCHEDULED REMAINING TERM

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
SCHEDULED REMAINING TERM        LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

343 - 348                            1   $  611,866        12.55%   $612,000    5.250%   4.997%    727     727
349 - 354                            6    4,264,597        87.45     712,230    6.078    5.825     668     731
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
SCHEDULED REMAINING TERM      SCORE      LTV       LTV         LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

343 - 348                       727      80.00%     80.00%     80.00%       360         347     13
349 - 354                       781      70.00      77.24      80.00        360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 351.6 months
Lowest: 347 months
Highest: 354 months

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

23. CUTOFF LOAN AGE

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL   PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
CUTOFF LOAN AGE                 LOANS      BALANCE     BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

1 - 6                                3   $2,111,984       43.31%    $703,995    5.494%   5.240%    749     763
7 - 12                               3    2,152,613       44.14      720,465    6.651    6.398     668     699
13 - 18                              1      611,866       12.55      612,000    5.250    4.997     727     727
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463      100.00%    $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
CUTOFF LOAN AGE               SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

1 - 6                           781      80.00%     80.00%     80.00%       360         354      6
7 - 12                          765      70.00      74.54      80.00        360         351      9
13 - 18                         727      80.00      80.00      80.00        360         347     13
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 8.4 months
Lowest: 6 months
Highest: 13 months

--------------------------------------------------------------------------------

24. PREPAY TERM

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
PREPAY TERM                    LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

0                                    6   $4,200,885        86.15%   $701,563    5.930%   5.676%    668     725
12                                   1      675,579        13.85     676,000    6.250    5.997     765     765
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PREPAY TERM                   SCORE      LTV        LTV        LTV     MATURITY   MATURITY     AGE
--------------------------------------------------------------------------------------------------

0                               781      70.00%     77.20%     80.00%       360         351      9
12                              765      80.00      80.00      80.00        360         353      7
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 1.7 months
Lowest: 0 months
Highest: 12 months

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

25. GROSS MARGIN

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER    AGGREGATE     OF LOANS     AVERAGE
                                 OF       CUT-OFF     BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE   PRINCIPAL     PRINCIPAL   PRINCIPAL   GROSS      NET     FICO    FICO
GROSS MARGIN                   LOANS      BALANCE       BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

2.001 - 3.000                        7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
GROSS MARGIN                  SCORE      LTV        LTV        LTV     MATURITY   MATURITY    AGE
--------------------------------------------------------------------------------------------------

2.001 - 3.000                   781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

26. INITIAL CAP (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL   PRINCIPAL    PRINCIPAL   GROSS      NET     FICO    FICO
INITIAL CAP (ARMS)              LOANS      BALANCE     BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

2.000                                7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
INITIAL CAP (ARMS)            SCORE      LTV        LTV        LTV     MATURITY   MATURITY     AGE
--------------------------------------------------------------------------------------------------

2.000                           781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

Non-Zero W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

27. PERIODIC CAP (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL   PRINCIPAL    PRINCIPAL    GROSS     NET     FICO    FICO
PERIODIC CAP (ARMS)             LOANS      BALANCE     BALANCE      BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

2.000                                7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
PERIODIC CAP (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

2.000                           781    70.00%       77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781    70.00%       77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

Non-Zero W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. MAXIMUM RATE (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET    FICO     FICO
MAXIMUM RATE (ARMS)             LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

11.001 - 12.000                      4   $2,723,850        55.86%   $680,996    5.439%   5.185%    727     755
12.001 - 13.000                      2    1,548,518        31.75     778,650    6.320    6.067     670     711
13.001 - 14.000                      1      604,095        12.39     604,095    7.500    7.247     668     668
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MAXIMUM RATE (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

11.001 - 12.000                 781      80.00%     80.00%     80.00%       360         352      8
12.001 - 13.000                 765      70.00      74.36      80.00        360         351      9
13.001 - 14.000                 668      75.00      75.00      75.00        360         349     11
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 11.974%
Lowest: 11.250%
Highest: 13.500%

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

29. MINIMUM RATE (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL   GROSS      NET     FICO    FICO
MINIMUM RATE (ARMS)            LOANS       BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

2.250                                7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
MINIMUM RATE (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

2.250                           781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. TERM TO ROLL (ARMS)

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL   GROSS      NET     FICO    FICO
TERM TO ROLL (ARMS)             LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

19 - 24                              1   $  611,866        12.55%   $612,000    5.250%   4.997%    727     727
25 - 30                              6    4,264,597        87.45     712,230    6.078    5.825     668     731
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                          W.A.       W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
TERM TO ROLL (ARMS)           SCORE      LTV        LTV        LTV     MATURITY    MATURITY   AGE
--------------------------------------------------------------------------------------------------

19 - 24                         727      80.00%     80.00%     80.00%       360         347     13
25 - 30                         781      70.00      77.24      80.00        360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

W.A.: 27.6 months
Lowest: 23 months
Highest: 30 months

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

31. ORIGINATOR

--------------------------------------------------------------------------------------------------------------
                                                        PERCENT
                               NUMBER     AGGREGATE    OF LOANS     AVERAGE
                                 OF        CUT-OFF    BY CUT-OFF    ORIGINAL    W.A.     W.A.     MIN.    W.A.
                              MORTGAGE    PRINCIPAL    PRINCIPAL   PRINCIPAL    GROSS     NET     FICO    FICO
ORIGINATOR                      LOANS      BALANCE      BALANCE     BALANCE    COUPON   COUPON   SCORE   SCORE
--------------------------------------------------------------------------------------------------------------

CWHL                                 7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------
TOTAL:                               7   $4,876,463       100.00%   $697,911    5.974%   5.721%    668     730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         W.A.        W.A.
                               MAX.     MIN.       W.A.       MAX.     ORIGINAL   REMAINING   W.A.
                               FICO   ORIGINAL   ORIGINAL   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINATOR                    SCORE      LTV        LTV        LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------

CWHL                            781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------
TOTAL:                          781      70.00%     77.59%     80.00%       360         352      8
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The [issuer][depositor] has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents the [issuer][depositor] has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.
Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC